                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported):  February 9, 1998



                            PALM HARBOR HOMES, INC.
             (Exact name of Registrant as specified in its Charter)


                 FLORIDA                             0-26188                           59-1036634
  (State or other jurisdiction of            (Commission file number)               (I.R.S. Employer
  incorporation or organization)                                                 Identification Number)


              15303 Dallas Parkway, Suite 800, Dallas, Texas 75248 (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code:  (214) 991-2422



                                 Not applicable
         (Former name or former address, if changed since last report)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          On February 9, 1997, Palm Harbor Homes, Inc., a Florida corporation (the "Company") entered into a Stock Purchase Agreement (the "Agreement") with Cannon Manufactured Housing Group, Inc. ("CMH"), Cannon Mobile Homes, Inc. ("CMHI"), Pleasant Valley Mobile Homes, Inc. ("PVM"), Countryside Mobile Homes, Inc. ("CMH II"), Cumberland Homes, Inc. ("CHI"), All Star Mobile Homes, Inc. ("ASMH"), First Home Mortgage Corporation ("FHM, and together with CMH, CMHI, PVM, CMH II, CHI and ASMH shall be referred to herein collectively as the "Cannon Companies"), Thomas G. Cannon ("T. Cannon"), Dale F. Cannon ("D. Cannon"), Jack H, Coffey ("Coffey"), John G. Blake ("Blake"), Todd R. Cannon ("T.R.Cannon") and the Estate of Grover R. Cannon (the "Estate," and together with T. Cannon, D. Cannon, Coffey, Blake and T.R. Cannon shall be referred to herein collectively as the "Selling Shareholders"). The Cannon Companies are Georgia-based retailers of manufactured homes with 18 locations. Pursuant to the Agreement, at the Closing, the Company will pay the Selling Shareholders an aggregate of $26,757,215 and 157,975 shares of the Company's Common Stock in exchange for all of the issued and outstanding Common Stock of the Cannon Companies. The Company has undertaken to file a registration statement registering the shares to be received by the Selling Shareholders within 30 days from the date of closing. The closing is subject to certain conditions, including governmental clearance and satisfactory completion of certain due diligence procedures.

          The sources of funds for the cash portion of the acquisition are internal funds and the Company's line of credit with Chase Bank of Texas.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.


EXHIBIT NO.

2.1 Stock Purchase Agreement dated February 9, 1998, by and among Palm Harbor Homes, Inc., Cannon Manufactured Housing Group, Inc., Cannon Mobile Homes, Inc., Pleasant Valley Mobile Homes, Inc., Countryside Mobile Homes, Inc., Cumberland Homes, Inc., First Home Mortgage Corporation, Thomas G. Cannon, Dale F. Cannon, Jack H. Coffey, John G. Blake, Todd R. Cannon and the Estate of Grover R. Cannon.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 1998
                                       PALM HARBOR HOMES, INC.



                                       /s/ Kelly Tacke
                                       ----------------------------------------
                                       Kelly Tacke, Vice President-Finance and
                                       Chief Financial Officer

                               INDEX TO EXHIBITS



Exhibit No.                                Description
-----------                                -----------
2.1                       Stock Purchase Agreement dated February 9, 1998, by and among Palm Harbor Homes, Inc., Cannon
                          Manufactured Housing Group, Inc., Cannon Mobile Homes, Inc., Pleasant Valley Mobile Homes,
                          Inc., Countryside Mobile Homes, Inc., Cumberland Homes, Inc., First Home Mortgage Corporation,
                          Thomas G. Cannon, Dale F. Cannon, Jack H. Coffey, John G. Blake, Todd R. Cannon and the Estate
                          of Grover R. Cannon.